UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007 (March 29, 2007)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 659-3500
_______________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by EV Energy Partners, L.P. on April 4, 2007. The Current Report on Form 8-K is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information reported by Item 9.01 of Form 8-K. No other amendments to the Form 8-K are being made by this Form 8-K/A (Amendment No. 1).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements for EnerVest Monroe Limited Partnership and Subsidiaries (a Texas Limited Partnership) as of and for the years ended December 31, 2006 and 2005 and Supplemental Information for the years ended December 31, 2006 and 2005, which are included in Exhibit 99.1 hereof and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2006, which is included in Exhibit 99.2 hereof and is incorporated herein by reference.

(c)	Exhibits.

99.1
Consolidated Financial Statements for EnerVest Monroe Limited Partnership and Subsidiaries (a Texas Limited Partnership) as of and for the years ended December 31, 2006 and 2005 and Supplemental Information for the years ended December 31, 2006 and 2005.

99.2	Unaudited Pro Forma Combined Statement of Operations for EV Energy Partners, L.P. for the year ended December 31, 2006.

99.3	Consent of Deloitte & Touche LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

	By:	EV Energy GP, L.P., its general partner

	By:	EV Management, L.L.C., its general partner

Dated: June 12, 2007	By:
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Consolidated Financial Statements for EnerVest Monroe Limited Partnership and Subsidiaries (a Texas Limited Partnership) as of and for the years ended December 31, 2006 and 2005 and Supplemental Information for the years ended December 31, 2006 and 2005.

99.2	Unaudited Pro Forma Combined Statement of Operations for EV Energy Partners, L.P. for the year ended December 31, 2006

99.3	Consent of Deloitte & Touche LLP